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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): June 23, 1999


                        PROVIDENT FINANCIAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

                                    1-8019
                            (Commission File Number)

                                   31-0982792
                      (I.R.S. Employer Identification No.)

                 One East Fourth Street, Cincinnati, Ohio 45202
               (Address of principal executive offices)(Zip Code)

                                 (513) 579-2861
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS
---------------------

     Provident Financial Group, Inc. (the "Company") issued a prospectus supplement dated June 23, 1999 for a public offering of $125,000,000 of 8 3/4% Subordinated Capital Income Securities under the Company's registration statement on Form S-3 (no. 333-80231) of June 9, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

 Exhibit No.               Description
 -----------               -----------

     1 Underwriting Agreement, dated June 23, 1999, by and among Provident Capital Trust II, as Issuer, the Company, as Guarantor, and Lehman Brothers Inc., as Representative of the Underwriters named on Schedule 1 thereto.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned therteunto duly authorized.


                                 PROVIDENT FINANCIAL GROUP, INC.



Date:  June 24, 1999                By: /s/ ROBERT L. HOVERSON
                                        -----------------------------
                                        Robert L. Hoverson
                                        President and Chief Executive Officer

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                                 EXHIBIT INDEX

 Exhibit No.                            Description
 -----------                            -----------

     1 Underwriting Agreement, dated June 23, 1999, by and among Provident Capital Trust II, as Issuer, the Company, as Guarantor, and Lehman Brothers Inc., as Representative of the Underwriters named on Schedule 1 thereto.